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                                                                  Exhibit (a)(3)


                         NOTICE OF GUARANTEED DELIVERY

                      FOR TENDER OF SHARES OF COMMON STOCK

                                       OF

                             PENOBSCOT SHOE COMPANY

                                       TO

                             PSC ACQUISITION CORP.

                      AN INDIRECT WHOLLY OWNED SUBSIDIARY

                                       OF

                              RIEDMAN CORPORATION

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON NOVEMBER 9, 1999, UNLESS THE OFFER IS EXTENDED.

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined in the Offer to Purchase, dated October 12, 1999 (the "Offer to Purchase")) (i) if certificates ("Share Certificates") evidencing shares of Common Stock, par value $1.00 per share (the "Shares"), of Penobscot Shoe Company, a corporation organized and existing under the laws of the State of Maine (the "Company"), are not immediately available,
(ii) if Share Certificates and all other required documents cannot be delivered to EquiServe, L.P. as Depository (the "Depository"), prior to the Expiration Date (as defined in the Offer to Purchase) or (iii) if the procedures for delivery of Shares by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depository and must include a guarantee by an "Eligible Institution" (as defined in the Offer to Purchase). See Section 3 -- "Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        The Depository for the Offer is:

                                EQUISERVE, L.P.

             By First Class Mail:                          By Overnight Courier:
                  EquiServe                                      EquiServe
           Attn: Corporate Actions                        Attn: Corporate Actions
                P.O. Box 8029                                150 Royall Street
            Canton, MA 02266-8029                             Canton, MA 02021
                   By Hand:                              By Facsimile Transmission:
 Securities Transfer Reporting Services, Inc.                  (781)575-2233
                c/o EquiServe                    Confirm Receipt of Facsimile by Telephone:
             100 Williams Street                               (781) 575-3120
              New York, NY 10038

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tender(s) to PSC Acquisition Corp., a corporation organized and existing under the laws of the State of Maine and an indirect wholly-owned subsidiary of Riedman Corporation, a corporation organized and existing under the laws of the State of New York, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal, receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3 -- "Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

  Number of Shares:
  -----------------------------------------------------------       ----------------------------------

  Share Certificate Number(s)(if available):
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------

  If Share(s) will be delivered by book-entry transfer, check this box. [ ]

  Account Number:                                                   Name(s) of Record Holder(s):
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------
                                                                    (PLEASE TYPE OR PRINT)

  Address(es):
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------
                                                                    (ZIP CODE)

  Area Code and Telephone Number(s):
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------

  Signature(s)
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------
  -----------------------------------------------------------       ----------------------------------

  Dated: , 1999

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution which is a member of the Security Transfer Agents Medallion Program or an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Exchange Act and (b) guarantees to deliver to the Depository, at one of its addresses set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or a timely confirmation of book-entry transfer of such Shares into the Depository's account at The Depository Trust Company, in each case with delivery of a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry delivery, an Agent's Message (as defined in the Offer to Purchase), and any other required documents, all within three American Stock Exchange trading days of the date of execution of this Notice of Guaranteed Delivery.

The Eligible Institution that completes this form must communicate the guarantee to the Depository and must deliver the Letter of Transmittal and Share Certificates or an Agent's Message to the Depository within the time period shown herein. Failure to do so could result in financial loss to such Eligible Institution.

  ----------------------------------       -----------------------------------------------------------
             NAME OF FIRM                                    (AUTHORIZED SIGNATURE)
  ----------------------------------       -----------------------------------------------------------
               ADDRESS                                               (TITLE)
  ----------------------------------       -----------------------------------------------------------
               ZIP CODE                                      (PLEASE PRINT OR TYPE)

Area Code and Telephone Number:

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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